Exhibit 10.10

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE THEY BOTH ARE NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

Form Light Class Business Agency Settlement Cooperative Agreement

Party A: [A subsidiary of a leading telecommunication service provider in China]

Party B: Guangzhou Star Bridge Information Technology Co., Ltd

Signing Date: [Date]

Article 1 General Provisions

In accordance with the relevant laws and regulations of the People’s Republic of China, Party A and Party B make full use of their advantages in their respective fields, based on the principles of equality, mutual benefit, win-win cooperation, and friendly negotiation and hereby conclude and perform this cooperation sharing agreement on the access and settlement of Party A’s assisting Party B’s “Light Class selected courses monthly subscriptions” business in the leading telecommunication service provider.

Article 2 Parties

[A subsidiary of a leading telecommunication service provider in China] (hereinafter referred to as Party A) is a legal organization registered in accordance with the laws of China and has the qualification and ability to sign and perform this Agreement. Guangzhou Star Bridge Information Technology Co., Ltd.(hereinafter referred to as Party B) is a legal organization registered in accordance with the laws of China and has the qualification and ability to sign and perform this Agreement.

Article 3 Cooperation content and model

1. Party A and Party B shall cooperate with each other in a friendly manner and give full play to their respective business advantages. Based on the framework of “[***] New Media Products Cooperation Agreement” signed by Party A and [***] (hereinafter referred to as “[***]”), Party B hereby authorizes Party A to access [***] platform with “Light Class selected courses monthly subscriptions”, and Party A settles according to the settlement code “vocational education learning package” assigned by [***]. Party A shall conduct the communication and settlement with [***], while Party B shall perform the development and operation of the technical platform, market promotion, and customer services.

2. The cooperation scope between Party A and Party B shall be [***] operators.

Article 4 Rights and obligations of Party A

1. Party A shall conduct the communication and settlement with [***]

2. Party A shall configure Party B’s product “Light Class selected courses monthly subscriptions” into the following settlement code of “vocational education learning package.”

Course name	Course code	Billing code	Price
Vocational education learning package	[Code]	[Code]	[RMB xxx]

3. Party A shall pay Party B the sharing settlement payment in a timely manner.

Article 5 Rights and obligations of Party B

1. Party B shall authorize Party A to access [***] platform with “Light Class selected courses monthly subscriptions”.

2. Party B shall perform the development and operation of the technical platform, market promotion, and customer services.

Article 6 Income sharing

1. The settlement product is “Light Class selected courses monthly subscriptions”, and the settlement shall be made according to the settlement code “vocational education learning package” allocated by Party A in iRead.

2. Settlement mode: Party A shall divide the settlement payment received from the operator and calculate according to the actual number of users of the operator in each accounting period. The following is the settlement formula:

Party B’s share income = The number of users of the operator in the current month * RMB[***] per user.

Note: The number of users shall be subject to the operator data obtained by Party A, and the statistical data shall be jointly confirmed by Party A and Party B.

3.After mutual consultation and confirmation between Party A and Party B, the business has been launched on the operator side since [Date].

Therefore, the settlement period will start from [Date], and the settlement will be carried out according to the monthly bills. After Party A and Party B check the settlement data, Party B shall issue a special VAT invoice to Party A, and Party A shall remit the settlement to the designated account of Party B within one month after receiving the invoice issued by Party B.

4. Party B’s bank account information is as follows:

Bank of deposit: [***]

Account Name: [Guangzhou Star Bridge Information Technology Co., Ltd]

Account number: [***]

Article 7 Justice and Credit

Both parties shall fairly treat the rights, responsibilities, and obligations specified by the Agreement and take all reasonable measures to ensure the implementation of this Agreement. Therefore, both parties agree that this Agreement shall be implemented fairly without damaging the interests of either party.

Article 8 Settlement of disputes

1. Both parties shall try their best to settle all disputes arising from or related to this Agreement in a friendly manner.

2. In case of any dispute arising from the performance of this Agreement, either party has the right to file a lawsuit to the People’s Court of the place where Party A is located for settlement.

Article 9 Liability for breach of contract

1. If either party’s breach of contract due to non force majeure results in the non-performance or the failure of the full performance of this Agreement and its attachments, the breaching party shall compensate the observant party for the income generated from the non-completion of the products within the authorization period, and the monthly income of the products shall be based on the income of the previous month of the breach of contract.

2. If this Agreement and its attachments cannot be fulfilled or fully fulfilled due to one party’s breach of contract, the breaching party shall bear the liability for breach of contract; in case of the breach of contract by both parties, each party shall bear their respective liabilities according to the actual situations.

Article 10 Modification and cancellation of the Agreement

1. If this Agreement and its attachments need modification under special circumstances, a supplementary agreement shall be signed by both parties through consultation.

2. If one party of the Agreement fails to perform the Agreement according to the agreed provisions due to force majeure, the party shall immediately notify the other party in writing, and both parties may terminate or rescind the Agreement in advance after negotiation.

3. If one party’s failure to perform its obligations or serious violation of the provisions of the Agreement makes the cooperative party unable to operate or achieve the business purpose specified in the Agreement, it shall be deemed that the breaching party unilaterally terminates the Agreement, and the other party has the right to terminate the Agreement in accordance with the provisions of the Agreement apart from claiming compensation from the breaching party. If Party A and Party B agree to continue cooperation, the breaching party shall compensate the economic losses of the cooperative party.

Article 11 Applicable law

The conclusion, validity, interpretation, performance, and dispute settlement of this Agreement shall be governed by the laws of the People’s Republic of China.

Article 12 Effectiveness of the Agreement and miscellaneous provisions

1. This Agreement shall take effect from the date of signature or seal by the authorized representatives of both parties and shall terminate on [Date].

2. For matters not covered in the Agreement, both parties may sign a supplementary agreement. The supplementary agreement and licensing agreement shall have the same legal effect as this Agreement.

3. Once this Agreement comes into effect, it means that both parties shall agree to all terms, including Product License and other information.

4. This Agreement is made in duplicate, one for each party with the same legal effect.

5. Effective date of this Agreement: [Date]

(no text below)

Party A: [A subsidiary of a leading telecommunication service provider in China]

(seal)

Authorized Representative:

Signing Date: [Date]

Party B: Guangzhou Star Bridge Information Technology Co., Ltd

(seal)

Authorized Representative:

Signing Date: [Date]

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